UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2022

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Main Street Suite #610 Lexington, KY	40507
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RBT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2022, Rubicon Technologies, Inc. (the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville”). Yorkville is a fund managed by Yorkville Advisors Global, LP, headquartered in Mountainside, New Jersey.

Upon the satisfaction of the conditions to Yorkville’s purchase obligation set forth in the SEPA, the Company will have the right, but not the obligation, from time to time at the Company’s discretion until the earlier of (i) the first day of the month next following the 36-month anniversary of the date of the SEPA or (ii) the date on which the facility has been fully utilized, to require Yorkville to purchase up to $200 million of shares of Class A common stock, par value $0.0001 per share, of the Company (“Common Stock”) (each such sale, an “Advance”) by delivering written notice to Yorkville (each, an “Advance Notice” and the date on which the Company is deemed to have delivered an Advance Notice, the “Advance Notice Date”). The shares of Common Stock purchased pursuant to an Advance will be purchased at a price equal to 97% of the lowest daily VWAP of the Common Stock during the three consecutive trading days commencing on the Advance Notice Date; provided, however, that the Company may establish a minimum acceptable price in each Advance Notice below which the Company will not be obligated to make any sales to Yorkville. “VWAP” means, for any trading day, the daily volume weighted average price of the Common Stock for such trading day on the New York Stock Exchange during regular trading hours as reported by Bloomberg L.P.

The Company shall, in its sole discretion, select the amount of the Advance that it desires to issue and sell to Yorkville in each Advance Notice, not to exceed the greater of (i) an amount equal to the average Daily Traded Value of the Common Stock on the New York Stock Exchange on the five trading days immediately preceding an Advance Notice, or (ii) $10.0 million (the “Maximum Advance Amount”). For purposes of determining the Maximum Advance Amount, “Daily Traded Value” shall mean the product obtained by multiplying the daily trading volume of the Common Stock on the New York Stock Exchange during regular trading hours as reported by Bloomberg L.P., by the VWAP for such trading day. There shall be no mandatory minimum of Advances under the SEPA.

The Company may not issue or sell any shares of Common Stock to Yorkville under the SEPA which, when aggregated with all other shares of Common Stock beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in Yorkville and its affiliates beneficially owning more than 9.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may be waived by Yorkville as to itself and its affiliates upon not less than 65 days’ prior notice to the Company, on the terms and subject to the conditions set forth in the SEPA.

Pursuant to the terms of the SEPA, the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) or multiple Registration Statements registering for resale the shares of Common Stock issuable to Yorkville under the SEPA. The Company in its sole discretion may choose when to file such Registration Statements; provided, however, that the Company shall not have the ability to request any Advances until the effectiveness of a Registration Statement.

As consideration for Yorkville’s commitment to purchase Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the SEPA, the Company will issue 200,000 shares of Common Stock to Yorkville.

The foregoing is a summary description of certain terms of the SEPA and does not purport to be complete. For a full description of all terms, please refer to the copy of the SEPA that is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the SEPA, Yorkville represented to the Company that, among other things, it is an institutional “accredited investor” as defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to Yorkville in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Standby Equity Purchase Agreement, dated August 31, 2022, by and between Rubicon Technologies, Inc. and YA II PN, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Jevan Anderson
	Name:	Jevan Anderson
	Title:	Chief Financial Officer

Date: August 31, 2022

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